PROVIDIAN FINANCIAL CORPORATION
                              STOCK OWNERSHIP PLAN

                      As Amended and Restated June 23, 1998

     1. History and Purpose of Plan. (a) This plan was originally adopted by Providian Corporation, a Delaware corporation ("Parent"). On March 27, 1997, it was adopted by Providian Financial Corporation ("Providian"), formerly known as Providian Bancorp, Inc., a wholly owned subsidiary of Parent, with such amendments as were necessary to reflect the change in the identity of the sponsor of the Plan. This amendment and restatement of the Plan was adopted by the Board of Directors of Providian on June 23, 1998.

          (b) The shareholders of Parent approved this Plan, as originally adopted, at the 1992 annual meeting of the shareholders of Parent, and as thereafter amended, at the 1995 annual meeting. On April 2, 1997, Parent, as sole shareholder of Providian, approved the Plan as adopted by Providian.

          (c) The purpose of this Stock Ownership Plan is to promote the growth and profitability of Providian and its subsidiaries (Providian and its subsidiaries are hereinafter collectively referred to as the "Company") by encouraging selected Employees and Consultants to the Company and non-employee directors of the Company to acquire and retain a proprietary interest in the Company. Such proprietary interest should increase the personal interest and special efforts of such persons in providing for the continued success and progress of the business of the Company and should enhance the Company's efforts to attract and retain competent Employees, Consultants and Non-Employee Directors.

     2. Definitions. The following terms when used herein shall have the meaning set forth below, unless a different meaning is plainly required by the context:

          a. "Board of Directors" shall mean the Board of Directors of Providian.

          b. "Change in Control" shall mean:

               i. When any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) who becomes a beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the Outstanding Common Stock or (B) the Outstanding Voting Securities; provided, however, that beneficial ownership by any of the following shall not constitute a Change in Control: (1) the Company; (2) any employee benefit plan (or related trust) sponsored or maintained by the Company; or (3) any corporation with respect to which, following such acquisition, more than 60% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Common Stock and Outstanding Voting Securities immediately prior to such acquisition in substantially the same proportions as their ownership, immediately prior to such acquisition, of the Outstanding Common Stock and Outstanding Voting Securities, as the case may be; or

               ii. When individuals who, as of the date hereof, constitute the Incumbent Board cease for any reason to constitute at least a majority of the Board of Directors; provided, however, that any individual becoming a director of Providian subsequent to the date hereof whose election, or nomination for election by Providian's shareholders, was approved by a vote of at least a majority of the directors of Providian then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such term is used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act); or

               iii. A reorganization, merger or consolidation, with respect to which, in each case, all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Common Stock and Outstanding Voting Securities immediately prior to such reorganization, merger or consolidation do not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, more than 60% of, respectively, the then Outstanding Common Stock and the combined voting power of the then
          Outstanding Voting Securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation of the Outstanding Common Stock and Outstanding Voting Securities, as the case may be; or

               iv. (A) approval by the shareholders of Providian of a complete liquidation or dissolution of Providian or (B) the sale or other disposition of all or substantially all of the assets of Providian, other than to a corporation, with respect to which following such sale or other disposition, more than 60% of, respectively, the then Outstanding Common Stock of such corporation and the combined voting power of the then Outstanding Voting Securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Common Stock and Outstanding Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Common Stock and Outstanding Voting Securities, as the case may be.

          c. "Code" shall mean the Internal Revenue Code of 1986, as amended.

          d. "Committee" shall mean the committee appointed by the Board of Directors to administer this Plan which shall include two or more directors of Providian who are "nonemployee directors" (within the meaning of Rule 16b-3 promulgated under the Exchange Act) and shall include only directors who are "outside directors" within the meaning of Treasury Regulation ss. 1.162-27 (or any successor provision) promulgated under the Code.

          e. "Common Stock" shall mean the shares of Providian's common stock, par value $0.01 per share, and any other shares of common stock from time to time authorized pursuant to Providian's Certification of Incorporation.

          f. "Consultant" shall mean any person, including an advisor, engaged by the Company to render consulting services and who is compensated for such services.

          g. "Disability" shall mean when a Participant is considered permanently disabled under a disability insurance policy carried by the Company, or, if no such policy is carried by the Company, when a Participant is permanently and totally disabled within the meaning of
     Section 22(e)(3) of the Code.

          h. "Employee" shall mean an individual who is a key salaried employee of the Company.

          i. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          j. "Grantor Trust" shall mean a revocable inter vivos grantor trust established for the benefit of a Participant and such Participant's spouse, children, stepchildren or grandchildren (whether adopted or natural) and described in Sections 671 through 679 of the Code.

          k. "Incumbent Board" shall mean those individuals who, on the date of the adoption of this Plan by the Board of Directors, constitute the Board of Directors.

          l. "Non-Employee Director" shall mean a member of either (i) the Board of Directors or (ii) a Subsidiary Board of Directors who is not also an Employee.

          m. "Nonrestricted Stock" shall mean shares of Common Stock granted to a Participant pursuant to this Plan which are not Restricted Stock.

          n. "Outstanding Common Stock" shall mean the then outstanding shares of Common Stock.

          o. "Outstanding Voting Securities" shall mean the then outstanding voting securities of Providian entitled to vote generally in the election of directors of Providian.

          p. "Participants" shall mean (i) Employees who are selected by the Board of Directors or the Committee to participate in the Plan, (ii) Consultants who are selected by the Board of Directors or the Committee to participate in the Plan and (iii) Non-Employee Directors who are selected by the Board of Directors or the Committee to participate in the Plan.

          q. "Plan" shall mean this Stock Ownership Plan as the same may be amended from time to time.

          r.  "Restricted  Period"  shall  have the  meaning  given such term in
     Section 10.

          s. "Restricted Stock" shall mean Common Stock which is subject to the restrictions provided for in Section 9.

          t. "Retirement" shall mean retirement by a Participant in accordance with the terms of the Company's retirement plans.

          u. "Subsidiary Board of Directors" shall mean any board of directors of any subsidiary of Providian.

          v. "Value" shall be the mean between the highest and lowest sale price of the Common Stock as reflected on the consolidated tape of the New York Stock Exchange issues on the date of a grant hereunder; provided, however, that if no shares of Common Stock were sold on such date, the determination shall be made as of the last immediately preceding date on which the shares of the Common Stock were sold.

     3. Eligibility and Participation. Persons eligible to receive Nonrestricted Stock and Restricted Stock under this Plan shall be (a) those Employees who are selected by the Board of Directors or the Committee to participate in the Plan,
(b) those Consultants who are selected by the Board of Directors or the Committee to participate in the Plan, and (c) those persons who are Non-Employee Directors who are selected by the Board of Directors or the Committee to participate in the Plan. In determining the Employees, Consultants, or Non-Employee Directors who shall become Participants, the Board of Directors or the Committee shall take into account the duties of the Employees, Consultants, or Non-Employee Directors, their present and potential contribution to the success of the Company, such other factors as it deems relevant in connection with accomplishing the purposes of this Plan. A Participant who has previously been granted Nonrestricted Stock and Restricted Stock pursuant to the terms of this Plan may be granted additional Nonrestricted Stock and Restricted Stock as the Board of Directors or the Committee shall determine in its sole discretion. The Board of Directors or the Committee, from time to time, may designate a defined class of Employees, Consultants, or Non-Employee Directors who shall be eligible to participate in the Plan and specify the terms under which such Participants may receive shares of Common Stock hereunder by adopting an appendix to the Plan or adopting modifications or amendments to any existing appendix, provided that the adoption of appendices shall not be the exclusive means of determining participation. Any appendices so adopted shall be and hereby are incorporated by this reference as part of this Plan.

     4. Shares Subject to the Plan.  Subject to the adjustments  provided for in
Section 11, the aggregate number of shares of Common Stock which may be granted under this Plan shall not exceed 4 million shares. Restricted Stock issued under this Plan which is later forfeited pursuant to Section 9 may again be granted under this Plan. The Common Stock to be offered under this Plan may be shares held by the Company in its treasury, shares previously forfeited under the terms of this Plan or newly issued shares.

     5. Administration. This Plan shall be administered by the Committee. Subject to the provisions of this Plan and the requirements of Section 162(m) of the Code and such orders or resolutions not inconsistent with the provisions of this Plan as made from time to time by the Board of Directors, the Committee shall have sole and complete authority with respect to the following:

          a.  Selection of Participants;

          b. Determining the number of shares, times, Restricted Periods and other terms and conditions of grants hereunder;

          c. Adopting, amending and rescinding such rules and regulations as, in its opinion, may be advisable for the administration of this Plan;

          d. Construing and  interpreting  this Plan and any related  documents;
     and

          e. Making all other determinations deemed advisable and necessary for the administration of this Plan such that this Plan operates in the best interest of the Company for the purposes set forth herein.

     All decisions and determinations made by the Committee shall be final and binding upon all Participants. Notwithstanding the foregoing provisions of this
Section 5, the Board of Directors shall have full power and authority to take any action that may be taken by the Committee hereunder.

     6. Discretionary Nonrestricted Stock Grants. From time to time, the Committee shall determine those Participants to whom Nonrestricted Stock shall be granted and the amount of the Nonrestricted Stock to be granted to each. In no event, however, shall the aggregate Value of the Nonrestricted Stock granted to any Employee Participant under this Plan in any year exceed 25% of the Employee Participants' total incentive by the Participant under Providian's Management Incentive Plan. In determining the amount of the Nonrestricted Stock to be granted to Employee Participants, the Committee shall take into account the past performance of such Employee Participant and such additional items as it shall deem appropriate, including, but not limited to, the salary of the Employee, the other benefits being received by the Employee from the Company (including amounts received or to be received under any incentive or bonus plans of the Company), the position of the Employee and the Employee's potential for ongoing contribution to the success of the Company.

     7.   Restricted Stock Grants.

          a. All Participants who receive Nonrestricted Stock grants in any year also shall receive a matching Restricted Stock grant at the same time. The amount of the matching Restricted Stock grant shall be determined by the Committee and shall be a percentage (which shall be the same for all Employee Participants) of the corresponding number of shares of Nonrestricted Stock, but in no event may the number of shares of matching Restricted Stock granted to an Employee Participant exceed 200% of the corresponding number of shares of Nonrestricted Stock granted to the Employee Participant.

          b. The Committee, in its discretion, also may make discretionary Restricted Stock grants to Employee Participants under this Section 7.b. Such discretionary grants may be made only (i) for use as a hiring bonus,
     (ii) as a reward for extraordinary performance or (iii) to provide additional incentives for future performance. Any grant of additional Restricted Stock to Employee Participants pursuant to this Section 7.b will depend on achievement by the Company and/or the Employee Participant of performance objectives established by the Committee. Such performance objectives shall be established within 90 days after the commencement of the period to which the performance objectives relate. The performance objectives with respect to any performance periods shall be based upon the Company's earnings, earnings per share, revenue, expenses, margin or return on equity, as well as any individual performance objectives which the Committee may establish, and shall be calculated in accordance with the formula established for such performance period. An Employee Participant shall only be entitled to receive a grant of additional Restricted Stock pursuant to this Section 7.b upon attainment by the Company and/or the Employee Participant of the pre-established performance objectives. The Committee shall certify in writing before any additional shares of Restricted Stock are issued with respect to a performance period that the performance objectives for such period have been satisfied. In no event shall the Committee grant to any Employee Participant in any year under this Section 7.b a number of shares of Restricted Stock exceeding 184,641. All shares of Restricted Stock granted pursuant to the provisions of this
     Section 7.b shall be subject to all of the provisions of this Plan applicable to Restricted Stock.

          c. The Board of Directors or the Committee may make discretionary Restricted Stock grants to Participants under this Section 7.c. Such discretionary grants may be made based on such criteria as the Board of Directors or the Committee determines to be appropriate, which may include
     (i) for use as a hiring bonus, (ii) as a reward for extraordinary performance or (iii) to provide additional incentives for future performance; provided that no grants of Restricted Stock may be made to Employee Participants under this Section 7.c based directly or indirectly on the attainment of, or failure to attain, any performance objectives established with respect to Restricted Stock grants pursuant to Section 7.b; and provided further that Restricted Stock grants under this Section 7.c may not be made to any Employee Participant within one year after the close of any performance period with respect to which the Employee Participant has received a grant pursuant to Section 7.b. In no event shall the Board of Directors or the Committee grant in excess of 150,000 shares of Restricted Stock to any Participant in any year under this Section 7.c. Restricted Stock granted to all Participants pursuant to this Section 7.c shall be subject to all of the provisions of this Plan applicable to Restricted Stock, provided that the Board of Directors or the Committee shall establish the terms of the Restricted Period applicable to such Restricted Stock for purposes of Section 10.

8.   Provisions Applicable to Nonrestricted Stock.

     a. At the time Nonrestricted Stock is granted to a Participant, the appropriate number of shares of Nonrestricted Stock shall be issued and registered in the name of such Participant, but such shares shall be held by the Company or its agent for the account of such Participant.

     b. Notwithstanding the fact that the Company or its agent may hold the shares representing the Nonrestricted Stock granted to Participants, the Participants shall have all of the rights of a holder of Common Stock, including, but not limited to, the right to vote such shares and to receive all distributions with respect to such shares.

     c. Upon the request of a Participant, the Company or its agent will transfer, or cause to be transferred, the shares of Nonrestricted Stock granted to such Participant in accordance with instructions provided by the Participant as soon as reasonably practicable following receipt of such instructions; provided, however, that the transfer of such shares, other than a transfer to a Grantor Trust, shall result in the forfeiture of such Participant's corresponding shares of Restricted Stock to the extent provided in Section 9. Upon the termination of a Participant's service as an Employee, Consultant or Non-Employee Director, all of the shares of Nonrestricted Stock granted to such Participant shall be transferred to such Participant as soon as reasonably practicable.

9.   Provisions Applicable to Restricted Stock.

     a. At the time Restricted Stock is granted to a Participant, shares representing the appropriate number of shares of Restricted Stock shall be issued and registered in the name of such Participant, but during the Restricted Period such shares of Restricted Stock shall be held by the Company or its agent for the account of such Participant. As a condition to the receipt of any certificates representing a Restricted Stock grant, the Participant shall deliver to the Company stock powers duly endorsed in blank by the Participant. Any certificates representing the Restricted Stock held by the Company shall bear the following legend: "The sale or other transfer of the shares represented by this certificate is subject to certain restrictions on transfer set forth in the Providian Financial Corporation Stock Ownership Plan and the rules of administration adopted pursuant thereto. A copy of such Stock Ownership Plan and the rules adopted pursuant thereto may be obtained from the secretary of Providian Financial Corporation."

     b. During the Restricted Period, until such time as the Participant has forfeited the Participant's rights to the Restricted Stock, notwithstanding the fact that the Company or its agent may hold the shares representing the shares of Restricted Stock granted to Participants, the Participants shall have all of the rights of a holder of Common Stock, including, but not limited to the right to vote such shares and to receive all distributions with respect to such shares.

     c. The Restricted Stock shall be subject to the following restrictions during the Restricted Period (unless otherwise provided by the Committee):

          i. None of the Restricted Stock may be sold, exchanged, transferred, assigned, pledged or otherwise encumbered or disposed of by the Participant during the Restricted Period. Notwithstanding the foregoing, the Committee, in its sole discretion, may provide that the Participant shall be permitted to transfer shares of Restricted Stock to a Grantor Trust within the meaning of Section 2.j, subject to the following:

               (A) The trustee of such Grantor Trust (the "Trustee") shall, prior to obtaining possession of shares of such Restricted Stock, acknowledge in writing that the Grantor Trust and all beneficiaries thereunder are bound by the terms of this Plan and that the Trustee shall make no further transfers other than as provided herein;

               (B) As a condition of the transfer to the Grantor Trust, the Trustee must certify that the Grantor Trust qualifies as a revocable inter vivos grantor trust within the meaning of Section 2.j and must provide a copy of the Grantor Trust document to the Company;

               (C) The Company, in its sole discretion, shall determine whether the proposed transferee qualifies as a Grantor Trust within the meaning of Section 2.j, and any transfer of Restricted Stock to a transferee other than a Grantor Trust shall be void; and

               (D) Grants of Restricted Stock made prior to June 23, 1998 shall be transferable to a Grantor Trust if the Committee, in its sole discretion, so provides and the affected Participant, pursuant to
          Section 13, consents.

          ii. If an Employee Participant ceases to be an Employee or a Consultant ceases to provide services to the Company prior to the expiration or other termination of the Restricted Period, other than by reason of death, Disability or Retirement, or if a Non-Employee Director is removed from the Board of Directors or a Subsidiary Board of Directors for cause (as determined by the disinterested members of the Board of Directors or such Subsidiary Board of Directors), any shares of Restricted Stock granted to such Participant which are still subject to restrictions shall be forfeited and all rights of the Participant to such Restricted Stock shall terminate without further obligation on the part of the Company.

          iii. If the Participant requests the transfer of any shares of Nonrestricted Stock, other than to a Grantor Trust, and such transfer is completed by the Company or its agent, all or a portion of any corresponding shares of matching Restricted Stock shall be forfeited, and all rights of such Participant to such matching Restricted Stock shall terminate without further obligation on the part of the Company. The number of shares of matching Restricted Stock to be forfeited shall be designated by the Committee at the time of the grant.

10.  Restricted Period.

     a. The term "Restricted Period" shall mean the period established by the Committee at the time the Restricted Stock is granted to the Participant. Such "Restricted Period" may be defined by the passage of time, the achievement of performance goals or any other criteria deemed appropriate by the Committee.

     b. Notwithstanding any other provisions of this Plan to the contrary, the following shall apply (unless otherwise provided by the Committee):

          i. Following the occurrence of a Change in Control, all restrictions applicable to any Restricted Stock shall terminate as to any shares of Restricted Stock which are still subject to restriction and all such shares shall be immediately distributed.

          ii. If an Employee Participant ceases to be an Employee or a Consultant Participant ceases to be a Consultant by reason of death, Disability or Retirement, or a Non-Employee Director ceases to be a director for any reason other than for cause (as determined by the disinterested members of the Board of Directors or a Subsidiary Board of Directors), then with respect to each grant of Restricted Stock, the Restricted Period shall terminate as to any shares of Restricted Stock which are still subject to restrictions and all such shares shall be immediately distributed.

     c. At the end of the applicable Restricted Period with respect to any shares of Restricted Stock, or at such earlier time as otherwise provided for herein, all restrictions with respect to such Restricted Stock shall terminate, the Participant shall become vested with respect to such shares and the appropriate number of shares of Common Stock, free of restriction shall be transferred as soon as practicable to the Participant or the Participant's beneficiary or estate, as the case may be.

11.  Changes in Capitalization.

     a. In the event of any change in corporate capitalization, such as a stock split, or a corporate transaction, such as any merger, consolidation or reorganization (within the meaning of Section 368 of the Code), or any partial or complete liquidation of Providian, the Committee or the Board of Directors may make such substitution or adjustments in the aggregate number and kind of stock or other securities or property reserved for issuance under the Plan, in the number and kind of stock or other securities or property subject to outstanding awards granted under the Plan and/or such other equitable substitution or adjustments as it may determine to be appropriate in its sole discretion; provided, however, that the number of shares subject to any award shall always be a whole number.

     b. If any shares of Common Stock are received by a Participant by reason of the Common Stock owned by such Participant pursuant to the terms of this Plan, and (i) if the shares of Nonrestricted Stock with respect to which additional Common Stock was received is then held by the Company or its agent, the shares representing such additional shares of Common Stock shall likewise be held by the Company or its agent and shall, for all purposes of this Plan, be considered Nonrestricted Stock, or (ii) if such additional shares of Common Stock are received with respect to Restricted Stock, such additional shares of Common Stock shall, for all purposes of this Plan, be considered Restricted Stock, subject to the same restrictions as the Restricted Stock with respect to which they were received.

     12. Designation of Beneficiary. A Participant may designate a person or persons to receive, in the event of the Participant's death, any rights to which the Participant would be entitled under this Plan. Such a designation shall be made in writing and filed with the Committee. A beneficiary designation may be changed or revoked by a Participant at any time by filing a written statement of such change or revocation with the Committee. If a Participant dies without having filed a beneficiary designation, or if a Participant's beneficiary does not survive the Participant, then the Participant's estate shall be deemed to be the Participant's beneficiary.

     13. Amendment and Discontinuance. The Board of Directors or the Committee may discontinue, amend, alter or suspend this Plan. Any amendment or termination of this Plan shall not apply with respect to shares of Nonrestricted Stock or Restricted Stock previously granted, which shares shall continue to be subject to the terms and conditions of this Plan in effect on the date of the grant of the Nonrestricted Stock or Restricted Stock, unless the affected Participant consents.

     14. No Granting of Rights. Neither this Plan, nor any action taken hereunder, shall be deemed as giving any Employee, Consultant or Non-Employee Director the right to become a Participant. Additionally, nothing in the Plan or any instrument executed pursuant thereto shall confer upon any Employee, Non-Employee Director or Consultant any right to continue in the employ of the Company (or to continue acting as a Director or Consultant) or shall affect the right of the Company to terminate the employment of any Employee or remove any Director, with or without cause, or to terminate the relationship of any Consultant.

     15. Nontransferability. Except as provided in Sections 8.c and 9.c above, a Participant's rights under this Plan may not be assigned, pledged or otherwise transferred; provided, however, that upon a Participant's death, a Participant's rights may be transferred to the Participant's designated beneficiary, or in the absence of such designation, by will or the laws of descent and distribution.

     16. Withholding. The Company shall have the right to deduct or withhold from any payment owed to a Participant by the Company any amount which is necessary in order to satisfy any withholding requirement which the Company believes is imposed upon it with respect to any Federal, state or local taxes as the result of the issuance of, or lapse of restriction on, Nonrestricted Stock or Restricted Stock, or otherwise require a Participant to make provision for payment of any such withholding amount. Subject to such conditions as the Committee may establish from time to time, a Participant may elect to have Restricted Stock otherwise issuable upon a grant hereunder withheld, or tender back to the Company Restricted Stock granted hereunder, in order to satisfy all or a portion of the taxes required to be withheld or otherwise deducted and paid by the Company.

     17. Securities Compliance. This Plan and its administration is intended to comply with Rule 16b-3 promulgated under the Exchange Act. In the event any provision or administration of this Plan is deemed not to comply with Rule 16b-3, such provision or administration shall be deemed to be void ab initio and of no force and effect. All Common Stock granted under this Plan shall be issued only in compliance with all applicable securities laws, rules and regulations of the Securities and Exchange Commission, state Blue Sky laws and applicable listing requirements of any national securities exchange on which the Common Stock is listed. The Committee may impose such conditions, restrictions and limitations as it may deem necessary and appropriate to assure compliance with the foregoing.

     18. Governing Law. This Plan shall be governed by, and construed in accordance with, the laws of the state of Delaware without regard to its conflict of laws rules.

     19. Effective Date. This Plan shall become effective on June 23, 1998.